UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 4, 2009

KESSELRING HOLDING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1956 Main Street, Sarasota, Florida, 34236
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 953-5774

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York  10005
(516) 977-1209 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 31, 2009, Clifford H. Wildes, the Chairman of the Board of Directors of Kesselring Holding Corporation (the “Company”), resigned effective immediately.

On September 3, 2009, Charles B. Rockwood, the Chief Executive Officer and a Director of Kesselring Holding Corporation (the “Company”), resigned as Chief Executive Officer of the Company and its subsidiaries effective immediately.

On September 4, 2009, Charles B. Rockwood, a Director of Kesselring Holding Corporation (the “Company”), resigned effective immediately.

On September 3, 2009, V.L. Sandifer, a Director of Kesselring Holding Corporation (the “Company”), was appointed Interim Chairman of the Company effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KESSELRING HOLDING CORPORATION

Date: September 4, 2009	By:	/s/ V.L.Sandifer
Name: V.L.Sandifer Title: Interim Chairman

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